UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 28, 2022

Magnum Opus Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Extension of the Termination Date

On March 28, 2022, Magnum Opus Acquisition Limited, a Cayman Islands exempted company (the “Company”), and Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands (“IWM”), in its capacity as the shareholders’ representative, by mutual consent agreed to extend the termination date under that certain business combination agreement dated as of August 26, 2021 by and among the Company, IWM and other parties listed thereto to May 31, 2022.

Important Information and Where to Find It

In connection with the proposed transaction, the Company has filed a preliminary proxy statement and plans to file a definitive proxy statement with respect to the shareholders meeting of the Company to vote on the proposed transaction. Shareholders of the Company and other interested persons are encouraged to read the preliminary proxy statement, any amendments thereto and the definitive proxy statement as well as other documents to be filed with the SEC because these documents contain, or will contain, important information about the Company, Forbes and the proposed transaction. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed transaction. Once available, shareholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. The preliminary and definitive proxy statements can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Forbes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership is set forth in the Company’s filings with the SEC, including its final prospectus relating to its initial public offering dated March 23, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the potential transaction is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Forbes, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022

Magnum Opus Acquisition Limited

By:	/s/ Hou Pu Jonathan Lin
Hou Pu Jonathan Lin